UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)  OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 14, 2007

FELCOR LODGING TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14236	75-2541756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Fwy., Suite 1300 Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(972) 444-4900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of FelCor Lodging Trust Incorporated (the Company) filed on December 20, 2007. The sole purpose of this Form 8-K/A is to provide the historical financial statements of the two hotels acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which were not included in the original Form 8-K filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

On December 14, 2007, the Company and FelCor Lodging Limited Partnership (FelCor LP), the operating partnership of the Company, completed the acquisition of the Renaissance Esmeralda Resort & Spa (the Esmeralda) in Indian Wells, California and the Renaissance Vinoy Resort & Golf Club (the Vinoy) in St. Petersburg, Florida for the aggregate purchase price of $225 million. The Esmeralda and the Vinoy were acquired from WSRH Indian Wells Mezz, LLC (Indian Wells) and WSRH VSP Mezz, LP and WSRH Club VSP, LLC (VSP), respectively. Indian Wells and VSP were formed by the seller, affiliates of Walton Street Capital and certain other parties, to own and operate the Esmeralda and Vinoy, respectively. Indian Wells and VSP are unrelated to the Company and FelCor LP and were established for the sole purpose of the ownership and operation of the acquired hotels.

The audited consolidated balance sheet of Indian Wells as of December 31, 2006 and the related consolidated statements of income, cash flows and members’ equity for the year ended December 31, 2006 are attached hereto as Exhibit 99.1 and incorporated by reference herein. The audited combined consolidated balance sheet of VSP as of December 31, 2006 and the related consolidated statements of income, cash flows and partners’ capital for the year ended December 31, 2006 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated balance sheet of Indian Wells as of September 30, 2007 and the related unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2007 and 2006 are attached hereto as Exhibit 99.3 and incorporated by reference herein. The unaudited combined consolidated balance sheet of VSP as of September 30, 2007 and the related unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2007 and 2006 are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of the Company as of September 30, 2007 and the unaudited pro forma combined statements of operations of the Company for the nine months ended September 30, 2007 and the year ended December 31, 2006 are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP
99.1	WSRH Indian Wells Mezz, LLC – Audited Consolidated Financial Statements
99.2	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Audited Combined Consolidated Financial Statements
99.3	WSRH Indian Wells Mezz, LLC – Unaudited Consolidated Financial Statements
99.4	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Unaudited Combined Consolidated Financial Statements
99.5	FelCor Lodging Trust Incorporated – Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED (Registrant)

Date: February 11, 2008	By:	/s/Jonathan H. Yellen
		Name:	Jonathan H. Yellen
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP
99.1	WSRH Indian Wells Mezz, LLC – Audited Consolidated Financial Statements
99.2	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Audited Combined Consolidated Financial Statements
99.3	WSRH Indian Wells Mezz, LLC – Unaudited Consolidated Financial Statements
99.4	WSRH VSP Mezz, LP and WSRH Club VSP, LLC – Unaudited Combined Consolidated Financial Statements
99.5	FelCor Lodging Trust Incorporated – Unaudited Pro Forma Consolidated Financial Statements